UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 11, 2003

GENITOPE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Penobscot Drive Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 482-2000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 11, 2003, Genitope Corporation (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genitope Corporation

By:	/s/ Dan W. Denney, Jr.

Dan W. Denney, Jr., Ph.D. Chairman and Chief Executive Officer

Dated: December 11, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 11, 2003 entitled “GENITOPE CORPORATION ANNOUNCES FINANCIAL RESULTS FOR THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2003”